                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            IN ACCORDANCE WITH SECTION 906 OF THE SARBANES-OXLEY ACT

     In connection  with the  quarterly  report of New Century  Equity  Holdings
Corp.  (the "Company") on Form 10-Q for the quarter ended September 30, 2004, as filed with the Securities and Exchange  Commission on the date hereof, I, Steven
J. Pully, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)  The Form 10-Q report for the quarter ended  September 30, 2004,  filed with the Securities and Exchange Commission on November 15, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities  Exchange
     Act of 1934; and

(2)  The  information  contained  in the Form 10-Q report for the quarter  ended
     September 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of New Century Equity Holdings Corp.

By:  /s/ Steven J. Pully                           Date:  NOVEMBER 15, 2004
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Steven J. Pully
Chief Executive Officer